                                AMENDMENT NO. 1 (the "Amendment") dated as of
                             September 30, 1994 to the Credit and Security Agreement dated as of April 15, 1992 (the "Agreement"), among JONES GROWTH PARTNERS II L.P., a Colorado limited partnership (the "Borrower"), THE LENDERS REFERRED TO THEREIN (the "Lenders") and CREDIT LYONNAIS NEW YORK BRANCH, as agent for the Lenders (the "Agent").

                             INTRODUCTORY STATEMENT

      All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Agreement.

      The Borrower has requested that the Agreement be amended (i) to increase the amount of the Commitments to $13,000,000 and (ii) to modify the provisions of the Agreement as hereinafter set forth.

      In consideration of the mutual agreements contained herein and other good and valuable consideration, the parties hereto hereby agree as follows:

      SECTION 1.  Amendment to the Agreement.  Subject to the provisions of
Section 4 hereof, the Agreement is hereby amended effective as of September 30, 1994 as follows:

      (A) The definition of "Conversion Date" appearing in Article 1 of the Agreement is hereby amended by deleting the year "1993" appearing therein and inserting the year "1996" in lieu thereof.

      (B) The third sentence of Section 2.04(a) of the Agreement is hereby amended in its entirety to read as follows:

   "The principal amount of the Term Loan shall be payable in quarterly installments commencing on March 31, 1997 and on each June 30, September 30, December 31 and March 31 thereafter through and including December 31, 2002, the four quarterly installments due in each calendar year to be equal in amount and in accordance with the following amortization schedule:

                      AGGREGATE AMOUNT OF FOUR
                      QUARTERLY INSTALLMENTS FOR
                      EACH YEAR AS A PERCENTAGE
                      OF ORIGINAL PRINCIPAL AMOUNT
       YEAR           OF TERM LOAN
       ----           ----------------------------
        1997                      5.00%
        1998                     10.00%
        1999                     15.00%
        2000                     20.00%
        2001                     25.00%
        2002                     25.00%

   provided, however, that the final installment on December 31, 2002 shall be in the amount required to pay the remaining outstanding principal balance of the Term Loan in full."

      (C) The table appearing in Section 2.05(c) of the Agreement is hereby amended in its entirety to read as follows:

     "WHEN THE RATIO OF
     SENIOR DEBT TO           LIBO          BASE RATE
     ANNUALIZED OPERATING     APPLICABLE    APPLICABLE
     CASH FLOW IS:            MARGIN        MARGIN
     -------------            ----------    ----------
     Less than or equal       1-1/2%        1/2%
     to 4.50:1.00 but
     greater than or
     equal to 4.00:1.00

     Less than 4.00:1.00      1-1/4%        1/4%"

      (D) Section 3.05 of the Agreement is hereby amended by deleting the date "September 6, 1991" appearing therein and inserting the date "June 30, 1994" in lieu thereof.

      (E) Section 6.13 of the Agreement is hereby amended in its entirety to read as follows:

   "SECTION 6.13.   Debt Service Coverage Ratio.

      Permit the ratio of Annualized Operating Cash Flow of the Borrower to Pro-Forma Debt Service of the Borrower to be less than 1.50:1.00 at any time."

      (F) Section 6.14 of the Agreement is hereby amended in its entirety to read as follows:

   "SECTION 6.14.   Senior Debt to Cash Flow Ratio of the Borrower.

      Permit the ratio of Senior Debt of the Borrower to Annualized Operating Cash Flow of the Borrower to exceed the ratios indicated below at any time during the periods indicated below:

   Period                     Ratio
   ------                     -----
   September 30, 1994
     through March 31, 1997   4.50:1.00

   April  1,  1997
     through March 31, 1998   4.00:1.00

   Thereafter                 3.50:1.00"

      (G) Section 6.17 of the Agreement is hereby amended by adding the following proviso at the end of the exiting text:

      "; and provided, further, however, that a Restricted Payment of the type described in clause (i) above shall not be permitted to be made at any time after December 31, 1997, although any such Restricted Payment may be deferred and paid after the Commitments shall have terminated in their entirety and all the Obligations have been fully paid."

      (H) The Schedules to the Agreement are hereby amended in their entirety by replacing them with the Schedules which are annexed hereto.

      SECTION 2.  Fees.

      (A) The Borrower hereby agrees to pay to the Agent (for the benefit of the Lenders), a fee in an amount equal to $28,153. The foregoing fee referred to in this paragraph shall be hereinafter referred to as the "Amendment Fee".

      (B) The Borrower hereby agrees to pay to the Agent (for the benefit of each of the Lenders whose Commitment under the Agreement shall increase upon the effectiveness of this Amendment), a fee in an amount equal to 3/4 of 1% of the amount of the increase in each Lender's Commitment (i.e. a fee of $13,040). The foregoing fee referred to in this paragraph shall be hereinafter referred to as the "Additional Facility Fee".

      (C) The Borrower hereby agrees that the Amendment Fee and the Additional Facility Fee shall be paid in immediately available funds and once paid, shall not be refundable under any circumstances.

      SECTION 3.  Existing Term Loans.  Subject to the provisions of
Section 4 hereof, the parties hereto hereby agree that as of September 30, 1994, all Term Loans existing on September 30, 1994 shall be deemed to be Revolving Credit Loans under the Agreement.

      SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent:

      (A) the Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower and those Lenders required by Section 10.09 of the Agreement;

      (B) the Agent shall have received new promissory notes substantially in the form of Exhibit A to the Agreement, duly executed on behalf of the Borrower and payable to the order of each Lender in the principal amount equal to such Lender's respective Commitment after giving effect to this Amendment (each such note shall be referred to herein individually as a "New Note" and collectively as the "New Notes");

      (C) the Agent shall have received the favorable written opinion of Elizabeth M. Steele, General Counsel to Jones Spacelink, Ltd., addressed to the Agent and the Lenders, covering such matters as are specified by counsel to the Agent and in form and substance satisfactory to counsel for the Agent;

      (D) the Agent shall have received a certificate of the Secretary of the General Partner certifying (i) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the General Partner authorizing the execution and delivery of this Amendment, the New Notes and any other documents required or contemplated hereby, the performance in accordance with its terms of the Agreement (as amended by this Amendment) and the New Notes, and the borrowings thereunder; (ii) that the copies of the Partnership Agreement and the articles of incorporation and by-laws of the General Partner heretofore delivered to the Agent are complete and correct and that the Partnership Agreement and such articles of incorporation and by-laws have not been amended since the respective dates of the last amendments thereto included or reflected in such copies, or, if the Partnership Agreement or the articles of incorporation or by-laws of the General Partner shall have been amended since such respective dates, certifying that attached thereto are copies of all of the amendments and that such copies are complete and correct and that such copies, taken together with the copies of the Partnership Agreement and the certificate of incorporation and by-laws of the General Partner previously delivered to the Agent constitute complete and correct copies of the Partnership Agreement and the articles of incorporation and by-laws of the General Partner all as in effect on the date of such certificate, there having been no further amendments to the Partnership Agreement or such articles of incorporation or by-laws, and (iii) as to the incumbency and specimen signature of each officer of the General Partner executing this Amendment, the New Notes or any other document required or contemplated hereby (such certificate to contain a certification by another officer of the General Partner as to the incumbency and signature of the officer signing the certificate referred to in this Section 3(D));

      (E) the Agent shall have received the Amendment Fee and the Additional Facility Fee; and

      (F) all legal matters in connection with this Amendment shall be reasonably satisfactory to counsel for the Agent.

      SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Lenders that, after giving effect to this Amendment:

      (A) the representations and warranties contained in the Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

      (B) the Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Event of Default has occurred or is continuing under the Agreement.

      SECTION 6.   Full Force and Effect.

      (A) Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Agreement or a waiver of any Default or Event of Default under the Agreement, in either
case whether or not known to the Agent.   Except as expressly amended
hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement,
the terms "Credit Agreement",  "this Agreement",   "herein",   "hereafter",
 "hereto",   "hereof",   and words of similar import, shall, unless the
context otherwise requires, mean the Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

      (B) References to any of the Schedules to the Agreement, appearing in the Agreement or in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the respective Schedule which is attached to this Amendment.

      (C) References to the terms "Note" or "Notes" appearing in the Agreement or in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the New Notes.

      SECTION 7.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

      SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

      SECTION 9. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

   SECTION 10. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.

                                    BORROWER:

                                    JONES GROWTH PARTNERS II L.P.
                                      By:  Jones Spacelink Cable
                                              Corporation,
                                           its General Partner

                                           By: /s/ JAY B. LEWIS
                                              Name:  Jay B. Lewis
                                              Title:  Treasurer



                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                      individually and as Agent

                                    By:  /s/ BRUCE M. YEAGER
                                         Name:  Bruce M. Yeager
                                         Title:  First Vice President

                                    CREDIT LYONNAIS CAYMAN ISLAND
                                      BRANCH, individually

                                    By:  /s/ BRUCE M. YEAGER
                                         Name:  Bruce M. Yeager
                                         Title:

                                                                      SCHEDULE 1

                            SCHEDULE OF COMMITMENTS

                   Revolving     Term
                   Credit        Loan          Total
Lender             Commitment    Commitment    Commitments  Percentage
------             ----------    ----------    -----------  -----------
Credit Lyonnais    $13,000,000   $13,000,000   $13,000,000      100%
New York Branch
in the case of
Alternate Base
Rate Loans, or
Credit Lyonnais
Cayman Island
Branch in the
case of Eurodollar
Loans (but not to
exceed $13,000,000
in the aggregate)

Jones Growth Partners II, L.P.
12875
09/29/94
Page 1

                                 SCHEDULE 3.03

                             Governmental Approvals
                             ----------------------

None

Jones Growth Partners II, L.P.
12875
09/29/94
Page 2

                                 SCHEDULE 3.06

                                Fictitious Names
                                ----------------

Jones Spacelink, Ltd.

Jones Spacelink

Jones Growth Partners II, L.P.
12875
09/29/94
Page 3

                                 SCHEDULE 3.08

                       Principal Offices of the Borrower
                       ---------------------------------


Chief Executive Office:

9697 East Mineral Avenue
Englewood, Colorado 80112

Other Offices:

(a)   20409 Yorba Linda Boulevard
      Yorba Linda, California
      (greeter office)

(b)   4622 E. La Palma
      Anaheim, California
      (office, warehouse and headend)

(c)   20965 Lycoming Street
      Walnut, California
      (office)


Borrower's Deposit Accounts:

1.    Mellon Bank
      One Mellon Bank Center
      Pittsburgh, PA 15258

      Account #1508623

2.    Bank of America
      1850 Gateway Blvd.
      Concord, CA 94520

      Account #12357-02677

Jones Growth Partners II, L.P.
12875
09/29/94
Page 4

                                 SCHEDULE 3.09

                                   Litigation
                                   ----------


None

Jones Growth Partners II, L.P.
12875
09/29/94
Page 5

                                 SCHEDULE 3.15

                                  Agreements
                                  ----------

FRANCHISES:

1.  City of Anaheim, California

o Ordinance No. 5057 approved and adopted August 1, 1989, granting a franchise to Empire Cable Television, Inc.
o Resolution No. 90R-424 approved and adopted December 4, 1990, establishing procedures for the processing of applications for transfers of franchises.
o Ordinance No. 5244 approved and adopted August 6, 1991, approving the transfer of the franchise to Jones Spacelink Acquisition Corporation or Jones Growth Partners II, L.P.; approving a subsequent transfer of the franchise to Jones Growth Partners II, L.P.; and consenting to the grant by Jones Spacelink Acquisition Corporation or by Jones Growth Partners II, L.P., of a security interest in the franchise.

Jones Growth Partners II, L.P.
12875
09/29/94
Page 6

2. Orange County, California

o  Orange County Cable Television Ordinance, Division 4, Orange County
   Code
o Resolution No. 80-32 of the Board of Supervisors of Orange County, California, adopted January 4, 1980, granting (i) a franchise to Empire Cable Television, Inc., d/b/a Yorba Linda Cable Television Co., Inc. and
   (ii) granting a franchise to Empire Cable Television, Inc. d/b/a Crown Valley Cable Television, Inc. (Note: The second franchise ultimately became the Laguna Niguel franchise.)
o Letter dated April 15, 1986, from Crown Valley Cable Television, Inc. to the County of Orange, requesting a waiver of certain sections of the Orange County Code
o Letter dated April 30, 1986, from the County of Orange to Crown Valley Cable Television, Inc., approving certain actions of Crown Valley Cable Television, Inc. and waiving certain requirements as set forth in the enabling ordinance.
o Resolution of the Board of Supervisors approved and adopted August 6, 1991, consenting to the transfer and assignment of the franchise from Empire Cable Television, Inc. d/b/a Yorba Linda Cable Television Co., Inc. to Jones Spacelink Acquisition Corporation and further consenting to the grant by Jones Spacelink Acquisition Corporation of a security interest in the franchise.
o Resolution of the Board of Supervisors of Orange County California, dated June 2, 1992, approving the change of ownership of the cable television franchise from Jones Spacelink Acquisition Corporation to Jones Growth Partners II, L.P., and approving the granting of a security interest in the franchise by Jones Growth Partners II, L.P.

3. City of Yorba Linda. California

o Franchise Agreement dated June 18, 1991, between Empire Cable Television, Inc. and the City of Yorba Linda.
o Ordinance No. 91-689, Cable Communications Franchise Ordinance, adopted July 2, 1991.
o Ordinance No. 91-694 adopted July 2, 1991, granting and approving renewal of the franchise granted to Empire Cable Television, Inc., pursuant to Ordinance No. 91-689.
o Resolution No. 91-2620 passed and adopted June 18, 1991, consenting to the transfer of the renewed franchise to Jones Spacelink Acquisition Corporation or Jones Growth Partners II, L.P., approving a subsequent transfer of the franchise to Jones Growth Partners II, L.P.; and further consenting to the grant of a security interest in the franchise by Jones Spacelink Acquisition Corporation or by Jones Growth Partners II, L.P.

Jones Growth Partners II, L.P.
12875
09/29/94
Page 7

POLE ATTACHMENT/CONDUIT AGREEMENTS:

1. Pole and Conduit License Agreement dated January 28, 1992, between Pacific Bell and Jones Spacelink Acquisition Corporation within the areas in or near the Cities of Yorba Linda, Anaheim, Laguna Niguel and the County of Orange, California. (Pacific Bell has never responded to requests for theft consent to the transfer of the Agreement from Jones Spacelink Acquisition Corporation to Jones Growth Partners II, L.P. and to the grant by Jones of a security interest in the Agreement.)

2. Agreement (Pole Contact - Community Antenna Television Companies) dated April 3, 1992, between Southern California Edison Company and Jones Growth Partners II, L.P., successor to Jones Spacelink Acquisition Corporation.

REAL PROPERTY LEASES:

1. Shopping Center Lease Agreement dated January 14, 1992, between Eastlake Commercial and Jones Growth Partners II L.P., successor to Jones Spacelink Acquisition Corporation, for office space in Yorba Linda, California. (Consent to grant security interest denied.)

2. Standard Industrial/Commercial Single-Tenant Lease - Gross dated August 30, 1991, between Adler Family Trust of 1977 and Jones Growth Partners II L.P., successor to Jones Space Link Acquisition Corporation, for headend, office and warehouse space in Anaheim, California.

3. License Agreement dated November 7, 1989, between the City of Anaheim and Jones Growth Partners II, L.P., successor to Jones Spacelink, Ltd. and Empire Cable Television, Inc., for a tower site in the Serrano/Twin Peaks area of Anaheim, California.

FCC LICENSES:

1.      Business Radio:    WNXV 936

2.      CARS:              WHZ-929

3.      Earth Station:     E940015

Jones Growth Partners II, L.P.
12875
09/29/94
Page 8

SERVICE/WIRING AGREEMENTS:

1. Agreement and Guaranty dated November 28, 1990, by and between Fairmont Hill Community Association and Jones Growth Partners II, L.P., successor to Yorba Linda Cable Television Co., Inc., regarding cable television service provided to subscribers in Fairmont Hill, Yorba Linda, California.

2. Agreement dated August 1, 1990, by and between The Eastlake Village Shores Community Association and Jones Growth Partners II, L.P., successor to Yorba Linda Cable Television Co., Inc., regarding cable television service provided to subscribers in Eastlake Village Shores, Yorba Linda, California.

3. Master Cable Television Service Agreement dated May 15, 1990, by and between Empire Partners and Jones Growth Partners II, L.P., successor to Wallace 450 Associates, regarding cable television service provided to subscribers in Sycamore Canyon Apartments.

OTHER AGREEMENTS:

1. License for Television Cable Across or Along Railway Property (Overhead or Underground) dated October 16, 1991, between The Atchison, Topeka and Santa Fe Railway Company and Jones Growth Partners II L.P., successor to Jones Spacelink Acquisition Corporation, for a crossing at or near the station of Atwood, Orange County, California.

2. Orange County Newschannel Affiliation Agreement dated September 12, 1991, between Orange County Newschannel, Inc. and Jones Growth Partners II L.P., successor to Jones Spacelink Acquisition Corporation, for the OCN program service.

3. Letter Agreement dated November 8, 1992, for joint underground construction of facilities located at Yorba Linda Boulevard between Mountain View Avenue and Lakeview Avenue in Yorba Linda, California. (Southern California Edison Company procured contractor and work.)

Jones Growth Partners II, L.P.
12875
09/29/94
Page 9

                                 SCHEDULE 3.16

                             Existing Indebtedness
                             ---------------------


General Electric Lease Company     $38,021.00 (as of 8/31/94)

Jones Growth Partners II, L.P.
12875
09/29/94
Page 10

                                 SCHEDULE 3.17

                                  UCC Filings
                                  -----------


1.      California Secretary of State (including transmitting utility filings)

2.      Orange County Clerk (fixture filings)

3.      Colorado Secretary of State (including transmitting utility filings)

4.      New York Secretary of State

5.      City Register - New York County

Jones Growth Partners II, L.P.
12875
09/29/94
Page 11

                                 SCHEDULE 3.19

                           Environmental Liabilities
                           -------------------------


None

Jones Growth Partners II, L.P.
12875
09/29/94
Page 12

                                 SCHEDULE 3.21A

                                   Complaints
                                   ----------


NONE

Jones Growth Partners II, L.P.
12875
09/29/94
Page 13

                                 SCHEDULE 3.21B

                                    Licenses
                                    --------


FCC Licenses:

(a)   Business Radio License: WNXV 936
      Expiration Date: May 13, 1997

(b)   CARS License: WHZ-929
      Expiration Date: November 1, 1994

(c)   Earth Station License: E940015
      Expiration Date: October 8, 2003

Jones Growth Partners II, L.P.
12875
09/29/94
Page 14

                                 SCHEDULE 3.24A

                                Pole Agreements
                                ---------------


1.* Pole and Conduit License Agreement dated January 28, 1992, between Pacific Bell and Jones Spacelink Acquisition Corporation within the areas in or near the Cities of Yorba Linda, Anaheim, Laguna Niguel and the County of Orange, California.

2. Agreement (Pole Contact - Community Antenna Television Companies) dated April 3, 1992, between Southern California Edison Company and Jones Growth Partners II, L.P., successor to Jones Spacelink Acquisition Corporation.




______________
*Pacific Bell has never responded to requests for their consent to the transfer of the Agreement from Jones Spacelink Acquisition Corporation to Jones Growth Partners II, L.P. and to the grant by Jones of a security interest in the Agreement.

Jones Growth Partners II, L.P.
12875
09/29/94
Page 15

                                 SCHEDULE 3.24B

                                   Franchises
                                   ----------


1.  City of Anaheim, California

o Ordinance No. 5057 approved and adopted August 1, 1989, granting a franchise to Empire Cable Television, Inc.
o Resolution No. 90R-424 approved and adopted December 4, 1990, establishing procedures for the processing of applications for transfers of franchises.
o Ordinance No. 5244 approved and adopted August 6, 1991, approving the transfer of the franchise to Jones Spacelink Acquisition Corporation or Jones Growth Partners II, L.P.; approving a subsequent transfer of the franchise to Jones Growth Partners II, L.P.; and consenting to the grant by Jones Spacelink Acquisition Corporation or by Jones Growth Partners II, L.P., of a security interest in the franchise.

  Expiration Date: Approximately August 31, 2004

Jones Growth Partners II, L.P.
12875
09/29/94
Page 16

2. Orange County, California

o Orange County Cable Television Ordinance, Division 4, Orange County Code
o Resolution No. 80-32 of the Board of Supervisors of Orange County, California, adopted January 4, 1980, granting (i) a franchise to Empire Cable Television, Inc., d/b/a Yorba Linda Cable Television Co., Inc. and
  (ii) granting a franchise to Empire Cable Television, Inc. d/b/a Crown Valley Cable Television, Inc. (Note: The second franchise ultimately became the Laguna Niguel franchise.)
o Letter dated April 15, 1986, from Crown Valley Cable Television, Inc. to the County of Orange, requesting a waiver of certain sections of the Orange County Code
o Letter dated April 30, 1986, from the County of Orange to Crown Valley Cable Television, Inc., approving certain actions of Crown Valley Cable Television, Inc. and waiving certain requirements as set forth in the enabling ordinance.
o Resolution of the Board of Supervisors approved and adopted August 6, 1991, consenting to the transfer and assignment of the franchise from Empire Cable Television, Inc. d/b/a Yorba Linda Cable Television Co., Inc. to Jones Spacelink Acquisition Corporation and further consenting to the grant by Jones Spacelink Acquisition Corporation of a security interest in the franchise.
o Resolution of the Board of Supervisors of Orange County California, dated June 2, 1992, approving the change of ownership of the cable television franchise from Jones Spacelink Acquisition Corporation to Jones Growth Partners II, L.P., and approving the granting of a security interest in the franchise by Jones Growth Partners II, L.P.

  Expiration Date: Approximately August 1, 2001

Jones Growth Partners II, L.P.
12875
09/29/94
Page 17

3. City of Yorba Linda, California

o Franchise Agreement dated June 18, 1991, between Empire Cable Television, Inc. and the City of Yorba Linda.
o Ordinance No. 91-689, Cable Communications Franchise Ordinance, adopted July 2, 1991.
o Ordinance No. 91-694 adopted July 2, 1991, granting and approving renewal of the franchise granted to Empire Cable Television, Inc., pursuant to Ordinance No. 91-689.
o Resolution No. 91-2620 passed and adopted June 18, 1991, consenting to the transfer of the renewed franchise to Jones Spacelink Acquisition Corporation or Jones Growth Partners II, L.P., approving a subsequent transfer of the franchise to Jones Growth Partners II, L.P.; and further consenting to the grant of a security interest in the franchise by Jones Spacelink Acquisition Corporation or by Jones Growth Partners II, L.P.

  Expiration Date: Approximately August 1, 2001